UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2026 (February 2, 2026)

M EVO GLOBAL ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43089	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 LBJ Freeway Suite 1010
Farmers Branch, TX 75234
(Address of principal executive offices, including zip code)

Tel: (214) 775-0614

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	MEVOU	The Nasdaq Stock Market, LLC

Class A ordinary shares, par value $0.0001 per share	MEVO	The Nasdaq Stock Market, LLC

Redeemable Warrants - each warrant exercisable to purchase one Class A ordinary share at $11.50 per share	MEVOW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated February 2, 2026, M Evo Global Acquisition Corp II (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option to purchase 3,000,000 additional Units. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Share”), and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 8,000,000 private placement warrants (the “Private Warrants”), at a purchase price of $1.00 per Private Warrant, of which 5,000,000 Private Warrants were sold to the Company’s sponsor, Evolution Sponsor Holdings LLC II, and 3,000,000 Private Warrants were sold to Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Clear Street, LLC (2,285,000 and 150,000, respectively) generating gross proceeds to the Company of $8,000,000.

As of February 2, 2026, a total of $300,000,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of February 2, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Balance Sheet dated February 2, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M EVO GLOBAL ACQUISITION CORP II

	By:	/s/ Stephen Silver
		Name:	Stephen Silver
		Title:	Chief Executive Officer

Dated: February 6, 2026

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